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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 10, 2006

POWERCOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-19584	23-2582701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Canfield Road La Vernia, Texas	78121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 830 779-5223

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 4.02.

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

a.

On January 10, 2006, we disclosed in a Form 8-K that we disposed of all of our interest in PowerCold ComfortAir Solutions, Inc., a wholly owned subsidiary company doing business in Florida (“PCS”), effective December 31, 2005.

On March 14, 2006 we filed a Form 8-K stating that our independent auditors notified us that the Company’s 2005 Forms l0-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 contained certain errors and material departures, attributable to PCS.

Subsequently, as part of managements’ internal investigation of PCS, we determined that there were additional errors in the accounting and further corrections will be required to the 2004 and 2005 financial statements.  These findings were forwarded to Williams & Webster, P.S. our independent company auditors.

b.

On July 6, 2006, Williams & Webster, P.S. our independent company auditors, notified us that they had determined that certain audit evidence provided to them during the audit of PowerCold Corporation’s December 31, 2004 financial statements was both misleading and incorrect.  As a result of their past reliance on this information, they believe that the prior filed financial statements are unreliable for the years ending December 31, 2005 and 2004 and have withdrawn their audit reports for the years then ended.  We believe that this information is directly attributed to the accounting functions of the former subsidiary, PowerCold ComfortAir Solutions, Inc.

We will amend financial statements for the periods ending December 31, 2004 and December 31, 2005 respectively, to be filed via amendment to our Form 10-K’s for years ended December 31, 2005 and 2004.  As of the date of this filing, our auditors have not provided us with a date when they expect to complete additional audit procedures on the amended financial statements for the years ended December 31, 2004 and 2005.

We have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with our independent registered public accounting firm, Williams & Webster, P.S.

c.

We have provided our independent auditors with a copy of this Form 8-K for review and have requested the independent auditors to provide a letter to the commission stating the auditor’s agreement or disagreement with this filing under Item 4.02 filed as exhibit 7.2 is the letter from Williams & Webster, P.S. dated July 10, 2006 concerning their review under Item 4.02c.

Item 9.01.

Financial Statements and Exhibits

7.1

Letter from Williams & Webster, P.S. dated July 6, 2006 to the Board of Directors

7.2

Letter from Williams & Webster, P.S. dated July 10, 2006 to the Securities and Exchange Commission

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/s/ Francis L. Simola

___________________________

Francis L. Simola

Chairman and CEO

Date:  July 10, 2006